UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2005

Citizens Banking Corporation

(Exact Name of Registrant as Specified in Its Charter)

Michigan
(State or Other Jurisdiction of Incorporation)

000-10535	38-2378932
(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan	48502
(Address of Principal Executive Offices)	(Zip Code)

(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement.

On April 11, 2005, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of Citizens Banking Corporation (the “Company”) approved the following base salaries to be paid for 2005, effective April 15, 2005, to the individuals who have been included as the “named executive officers” in the Company’s proxy statement for the 2005 annual meeting of shareholders:

Name	Title	2004 Salary	2005 Salary
William R. Hartman	Chairman, President and	$598,000.00	$680,000.00
	Chief Executive Officer
Charles D. Christy	Executive Vice President and	$268,000.20	$300,000.00
	Chief Financial Officer
Wayne G. Schaeffer	Executive Vice President and	$247,200.02	$253,402.27
	Consumer Banking Manager
John D. Schwab	Executive Vice President and	$236,900.01	$243,201.55
	Chief Credit Officer
Clinton A. Sampson	Executive Vice President and	$231,999.85	$238,001.69
	Regional Chairman

Additional information regarding the compensation of the Company’s named executive officers is provided in the Company’s proxy statement for the 2005 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION

By: /s/ Thomas W. Gallagher
       Thomas W. Gallagher
Its: General Counsel and Secretary

Date: April 15, 2005